                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                (Amendment No. 1)


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  July 31, 2001


                          FOX ENTERTAINMENT GROUP, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

          Delaware                       1-14595                95-4066193
-----------------------------  -------------------------  ----------------------
(State or other jurisdiction    (Commission File Number)     (IRS Employer
     of incorporation)                                      Identification No.)

                           1211 Avenue of the Americas
                            New York, New York 10036
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                    (Address of principal executive offices)

        Registrant's telephone number, including area code (212) 852-7111
                                                           --------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 2:  Acquisition or Disposition of Assets.
         -------------------------------------

         As previously reported in a Form 8-K filed on August 14, 2001 (the "August 14, 2001 Form 8-K"), on July 31, 2001, The News Corporation Limited ("News Corporation") completed its acquisition of Chris-Craft Industries, Inc. ("Chris-Craft") and its subsidiaries, BHC Communications, Inc. ("BHC") and United Television, Inc. ("United Television").

         This amendment to the August 14, 2001 Form 8-K is being filed to include the financial information required by Item 7(a)(4) of Form 8-K.

Item 7:  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

                  (a)      Financial Statements of Business Acquired.

                           The required financial statements in connection with
News Corporation's acquisitions of Chris-Craft, BHC and United Television are attached as Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5.

                  (b)      Pro Forma Financial Information.

                           The  required  pro forma  financial  information  in
connection with News Corporation's acquisitions of Chris-Craft, BHC and United Television is attached as Exhibit 99.6.

                  (c)     Exhibits.



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 99.1    Consolidated financial statements for Chris-Craft Industries, Inc. for the years ended December 31, 2000, 1999 and 1998.

 99.2 Consolidated financial statements for BHC Communications, Inc. for the years ended December 31, 2000, 1999 and 1998.

 99.3 Consolidated financial statements for United Television, Inc. for the years ended December 31, 2000, 1999 and 1998.

 99.4 Unaudited Consolidating Balance Sheet for Chris-Craft Industries, Inc. as of June 30, 2001.

 99.5 Unaudited Consolidating Statement of Operations for Chris-Craft Industries, Inc. for the twelve months ended June 30, 2001.

 99.6 Pro forma financial information- Fox Entertainment Group, Inc. and Chris-Craft Industries, Inc., BHC Communications, Inc. and United Television, Inc.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FOX ENTERTAINMENT GROUP, INC.

                                          By:   /s/  Lawrence A. Jacobs
                                              __________________________________
                                              Lawrence A. Jacobs
                                              Secretary


Dated:  October 15, 2001



















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                                  EXHIBIT INDEX

  99.1 Consolidated financial statements for Chris-Craft Industries, Inc. for the years ended December 31, 2000, 1999 and 1998. (1)

  99.2 Consolidated financial statements for BHC Communications, Inc. for the years ended December 31, 2000, 1999 and 1998. (1)

  99.3 Consolidated financial statements for United Television, Inc. for the years ended December 31, 2000, 1999 and 1998. (1)

  99.4 Unaudited Consolidating Balance Sheet for Chris-Craft Industries, Inc. as of June 30, 2001. (1)

  99.5 Unaudited Consolidating Statement of Operations for Chris-Craft Industries, Inc. for the twelve months ended June 30, 2001. (1)

  99.6 Pro forma financial information- Fox Entertainment Group, Inc. and Chris-Craft Industries, Inc., BHC Communications, Inc. and United Television, Inc. (1)

      ____________________________

      (1)  Filed herewith.

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